UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 17, 2026

VIVMARK RESIDENTIAL
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois	60606

4040 Wilson Blvd., Suite 1000 Arlington, Virginia	22203
(Addresses of Principal Executive Offices)	(Zip Codes)
Registrant’s telephone number, including area code: (312)
474-1300
or (703)
329-6300
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Vivmark Residential)	EQR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 17, 2026 (the “Closing Date”), (i) AvalonBay Communities, Inc., a Maryland corporation (“AvalonBay”), merged (such merger, the “Initial Merger”) with and into Canopy Merger Sub LLC, a Maryland limited liability company (“Merger Sub”), with Merger Sub surviving as a direct, wholly owned subsidiary of Vivmark Residential (formerly known as Equity Residential), a Maryland real estate investment trust (“Vivmark Residential”), pursuant to the Agreement and Plan of Merger, dated as of May 20, 2026, by and among Vivmark Residential, ERP Operating Limited Partnership, an Illinois limited partnership (“ERP Operating Partnership”), Merger Sub and AvalonBay, and (ii) following the closing of the Initial Merger, Merger Sub merged (such merger, the “Subsequent Merger,” and, together with the Initial Merger, the “Mergers”) with and into ERP Operating Partnership, with ERP Operating Partnership remaining as the surviving entity.

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indentures

On the Closing Date, in connection with the Mergers, Merger Sub, ERP Operating Partnership and The Bank of New York Mellon, as trustee, entered into the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the Indenture, dated as of January 16, 1998 (as supplemented by that certain First Supplemental Indenture dated as of January 20, 1998 (the “1998 First Supplemental Indenture”), by that certain Second Supplemental Indenture dated as of July 7, 1998 (the “1998 Second Supplemental Indenture”), by that certain Third Supplemental Indenture dated as of December 21, 1998 (the “1998 Third Supplemental Indenture”), by that certain Amended and Restated Third Supplemental Indenture dated as of July 10, 2000, by that certain Fourth Supplemental Indenture dated as of September 18, 2006, and by that certain Fifth Supplemental Indenture dated as of November 21, 2014, the “1998 Indenture”), by and between AvalonBay and The Bank of New York Mellon (as successor to State Street Bank and Trust Company), as trustee. Pursuant to the Sixth Supplemental Indenture, Merger Sub assumed all of the obligations of AvalonBay, and ERP Operating Partnership assumed all of the obligations of Merger Sub, as successor to AvalonBay, under the 1998 Indenture and all of the securities issued thereunder, including the (i) 2.900% unsecured notes due October 15, 2026 in an aggregate principal amount of $300 million, (ii) 3.350% unsecured notes due May 15, 2027 in an aggregate principal amount of $400 million, (iii) 3.200% unsecured notes due January 15, 2028 in an aggregate principal amount of $450 million, (iv) 3.900% unsecured notes due October 15, 2046 in an aggregate principal amount of $350 million and (v) 4.150% unsecured notes due July 1, 2047 in an aggregate principal amount of $300 million (collectively, the “1998 Indenture Notes”).

On the Closing Date, in connection with the Mergers, Merger Sub, ERP Operating Partnership and The Bank of New York Mellon, as trustee, entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated as of February 23, 2018 (as supplemented by that certain First Supplemental Indenture dated as of March 26, 2018, and by that certain Second Supplemental Indenture dated as of May 29, 2018, the “2018 Indenture”), by and between AvalonBay and The Bank of New York Mellon, as trustee. Pursuant to the Third Supplemental Indenture, Merger Sub assumed all of the obligations of AvalonBay, and ERP Operating Partnership assumed all of the obligations of Merger Sub, as successor to AvalonBay, under the 2018 Indenture and all of the securities issued thereunder, including the (i) 1.900% unsecured notes due December 1, 2028 in an aggregate principal amount of $400 million, (ii) 3.300% unsecured notes due June 1, 2029 in an aggregate principal amount of $450 million, (iii) 2.300% unsecured notes due March 1, 2030 in an aggregate principal amount of $700 million, (iv) 2.450% unsecured notes due January 15, 2031 in an aggregate principal amount of $600 million, (v) 2.050% unsecured notes due January 15, 2032 in an aggregate principal amount of $700 million, (vi) 5.000% unsecured notes due February 15, 2033 in an aggregate principal amount of $350 million, (vii) 5.300% unsecured notes due December 7, 2033 in an aggregate principal amount of $400 million and (viii) 4.350% unsecured notes due April 15, 2048 in an aggregate principal amount of $300 million.

On the Closing Date, in connection with the Mergers, Merger Sub, ERP Operating Partnership and U.S. Bank Trust Company, National Association, as trustee, entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture” and, together with the Sixth Supplemental Indenture and the Third Supplemental Indenture, the “Supplemental Indentures”) to the Indenture, dated as of February 23, 2024 (as supplemented by that certain First Supplemental Indenture dated as of May 14, 2024, by that certain Second Supplemental Indenture dated as of July 10, 2025 and by that certain Third Supplemental Indenture dated as of December 1, 2025, the “2024 Indenture”), by and between AvalonBay and U.S. Bank Trust Company, National Association, as trustee. Pursuant to the Fourth Supplemental Indenture, Merger Sub assumed all of the obligations of AvalonBay, and ERP Operating Partnership assumed all of the obligations of Merger Sub, as successor to AvalonBay, under the 2024 Indenture and all of the securities issued thereunder, including the (i) 4.350% unsecured notes due December 1, 2030 in an aggregate principal amount of $400 million, (ii) 5.350% unsecured notes due June 1, 2034 in an aggregate principal amount of $400 million and (iii) 5.000% unsecured notes due August 1, 2035 in an aggregate principal amount of $400 million.

The foregoing description of the 1998 Indenture, the 2018 Indenture, the 2024 Indenture and the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text thereof, copies of which are filed as Exhibits 4.1 – 4.14 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference, except with respect to the 1998

First Supplemental Indenture, the 1998 Second Supplemental Indenture and the 1998 Third Supplemental Indenture, copies of which are not filed with this Current Report on Form 8-K and the terms of which are not incorporated herein by reference because they do not affect the material terms and conditions of any 1998 Indenture Notes currently outstanding or any 1998 Indenture Notes that may be issued in the future.

Revolver Amendment and Term Loan Amendment

On August 17, 2026, in connection with the closing of the Mergers, ERP Operating Partnership entered into (i) an Amendment No. 2 to Seventh Amended and Restated Revolving Loan Agreement (the “Revolver Amendment”) among AvalonBay, as the existing borrower, ERP Operating Partnership, as the new borrower, Bank of America, N.A. (“Bank of America”), as administrative agent, and the lenders party thereto, pursuant to which ERP Operating Partnership assumed all of AvalonBay’s rights and obligations under its existing $2.5 billion senior unsecured revolving credit facility (the “New Revolving Credit Facility”) provided pursuant to the Seventh Amended and Restated Revolving Loan Agreement, dated as of April 3, 2025 (as amended, the “New Revolving Credit Agreement”), among AvalonBay, Bank of America, as administrative agent, and the lenders from time to time party thereto, and (ii) an Amendment No. 2 to Term Loan Agreement (the “Term Loan Amendment,” and together with the Revolver Amendment, the “Amendments”) among AvalonBay, as the existing borrower, ERP Operating Partnership, as the new borrower, Truist Bank, as administrative agent, and the lenders party thereto, pursuant to which ERP Operating Partnership assumed all of AvalonBay’s rights and obligations under its existing $550 million senior unsecured term loan facility (the “New Term Loan Facility”) provided pursuant to the Term Loan Agreement, dated as of April 3, 2025 (as amended, the “New Term Loan Agreement”), among AvalonBay, Truist Bank, as administrative agent, and the lenders from time to time party thereto. ERP Operating Partnership’s existing $2.5 billion senior unsecured revolving credit facility (the “Existing Revolving Credit Facility”) provided pursuant to that certain Revolving Credit Agreement, dated as of December 3, 2025, among ERP Operating Partnership, as borrower, Bank of America, as administrative agent, and the lenders from time to time party thereto (the “Existing Credit Agreement”) remains in effect.

The New Revolving Credit Facility matures on April 3, 2030, subject to extension for additional one- or two-year periods at the request of ERP Operating Partnership, provided that the extending lenders consent and certain customary conditions are met. ERP Operating Partnership has the ability to increase available borrowings by an additional $500 million by adding lenders to the facility, obtaining the agreement of existing lenders to increase their commitments, or incurring one or more term loans. The interest rate on advances under the New Revolving Credit Agreement will generally be Term SOFR (as defined in the New Revolving Credit Agreement) or Daily SOFR (as defined in the New Revolving Credit Agreement) (or, in the case of advances made in certain alternative currencies, the reference rate applicable to such currency) plus a spread, which is currently 72.5 basis points per annum. In addition, under the New Revolving Credit Agreement, there is a facility fee, paid quarterly in arrears, which is currently 12.5 basis points per annum. Both the spread and the facility fee are dependent on the credit rating of ERP Operating Partnership’s long-term debt. Pursuant to the Revolver Amendment, the New Revolving Credit Agreement contains customary representations, financial and other affirmative and negative covenants and events of default substantially the same as those included in the Existing Credit Agreement. As of August 17, 2026, $1.205 billion has been borrowed and is outstanding under the New Revolving Credit Facility and less than $1 million of borrowing capacity under the New Revolving Credit Facility is utilized by issued and outstanding letters of credit.

The New Term Loan Facility matures on April 3, 2029. The interest rate on outstanding amounts under the New Term Loan Facility will generally be Term SOFR (as defined in the New Term Loan Agreement) or Daily SOFR (as defined in the New Term Loan Agreement) plus a spread, which is currently 80 basis points per annum. The spread is dependent on the credit rating of ERP Operating Partnership’s long-term debt. Pursuant to the Term Loan Amendment, the New Term Loan Agreement contains customary representations, financial and other affirmative and negative covenants and events of default substantially the same as those included in the Existing Credit Agreement. As of August 17, 2026, the full $550 million principal amount remains outstanding under the New Term Loan Facility.

The foregoing description of the New Revolving Credit Facility and the New Term Loan Facility does not purport to be complete and is qualified in its entirety by reference to the Revolver Amendment and the Term Loan Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

From time to time, one or more of the financial institutions party to the New Revolving Credit Facility, the New Term Loan Facility and the Existing Revolving Credit Facility and certain of their respective affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to ERP Operating Partnership and its affiliates from which they have received or will receive customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Exhibit

4.1	Sixth Supplemental Indenture, dated as of August 17, 2026, by and among Canopy Merger Sub LLC, ERP Operating Limited Partnership and The Bank of New York Mellon, as trustee.

4.2	Third Supplemental Indenture, dated as of August 17, 2026, by and among Canopy Merger Sub LLC, ERP Operating Limited Partnership and The Bank of New York Mellon, as trustee.

4.3	Fourth Supplemental Indenture, dated as of August 17, 2026, by and among Canopy Merger Sub LLC, ERP Operating Limited Partnership and U.S. Bank Trust Company, National Association, as trustee.

4.4	Indenture for Senior Debt Securities, dated as of January 16, 1998, between AvalonBay and State Street Bank and Trust Company, as trustee.

4.5	Amended and Restated Third Supplemental Indenture, dated as of July 10, 2000 between AvalonBay and State Street Bank and Trust Company, as trustee.

4.6	Fourth Supplemental Indenture, dated as of September 18, 2006, between AvalonBay and U.S. Bank National Association, as trustee.

4.7	Fifth Supplemental Indenture, dated as of November 21, 2014, between AvalonBay and The Bank of New York Mellon, as trustee.

4.8	Indenture for Debt Securities, dated as of February 23, 2018, between AvalonBay and The Bank of New York Mellon, as trustee.

4.9	First Supplemental Indenture, dated as of March 26, 2018, between AvalonBay and The Bank of New York Mellon, as trustee.

4.10	Second Supplemental Indenture, dated as of May 29, 2018, between AvalonBay and The Bank of New York Mellon, as trustee.

4.11	Indenture for Debt Securities, dated as of February 23, 2024, between AvalonBay and U.S. Bank Trust Company, National Association, as trustee.

4.12	First Supplemental Indenture, dated as of May 14, 2024, between AvalonBay and U.S. Bank Trust Company, National Association, as trustee, including the form of 5.350% senior notes due 2034.

4.13	Second Supplemental Indenture, dated as of July 10, 2025, between AvalonBay and U.S. Bank Trust Company, National Association, as trustee, including the form of 5.000% senior notes due 2035.

4.14	Third Supplemental Indenture, dated as of December 1, 2025, between AvalonBay and U.S. Bank Trust Company, National Association, as trustee, including the form of 4.350% senior notes due 2030.

10.1*	Amendment No. 2 to Seventh Amended and Restated Revolving Loan Agreement, dated as of August 17, 2026, among AvalonBay Communities, Inc., ERP Operating Limited Partnership, Bank of America, N.A., as administrative agent, and the lenders party thereto.

10.2*	Amendment No. 2 to Term Loan Agreement, dated as of August 17, 2026, among AvalonBay Communities, Inc., ERP Operating Limited Partnership, Truist Bank, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted. The registrants hereby agree to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission (the “SEC”) upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVMARK RESIDENTIAL

Date: August 17, 2026	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President, General Counsel and Corporate Secretary

ERP OPERATING LIMITED PARTNERSHIP

By: Vivmark Residential, its general partner

Date: August 17, 2026	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President, General Counsel and Corporate Secretary